Exhibit 10.1

SECOND AMENDMENT

TO

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of October 25, 2013, is entered into by and among the following parties:

(i)	the Borrowers identified on the signature pages hereto;

(ii)	UHS Receivables Corp., as Collection Agent;

(iii)	UHS of Delaware, Inc., as Servicer;

(iv)	Universal Health Services, Inc., as Performance Guarantor;

(v)	Victory Receivables Corporation, as a Conduit;

(vi)	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Liquidity Bank, LC Participant and Co-Agent for Victory’s Lender Group;

(vii)	SunTrust Bank (“SunTrust”), as Liquidity Bank, LC Participant and new Co-Agent (in such capacity, the “New SunTrust Co-Agent”) for SunTrust’s Lender Group;

(viii)	SunTrust Robinson Humphrey, Inc. (“STRH”), as prior Co-Agent for SunTrust’s Lender Group (in such capacity, the “Prior SunTrust Co-Agent”);

(ix)	Market Street Funding LLC (“Market Street”), as a Conduit and as Assignor (as defined below); and

(x)	PNC Bank, National Association (“PNC”), as Liquidity Bank, LC Participant, Co-Agent, LC Bank, Administrative Agent and as Assignee (as defined below).

Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Credit and Security Agreement defined below.

BACKGROUND

1. The parties hereto have entered into that certain Amended and Restated Credit and Security Agreement, dated as of October 27, 2010 (as amended, supplemented and otherwise modified from time to time, the “Credit and Security Agreement”).

2. Market Street, as the assignor (in such capacity, the “Assignor”), desires to sell, assign and delegate to PNC, as the assignee (in such capacity, the “Assignee”), all of the Assignor’s rights under, interest in, title to and obligations under the Credit and Security Agreement and the other Transaction Documents (collectively, the “Assigned Documents”), and the Assignee desires to purchase and assume from the Assignor all of the Assignor’s rights under, interest in, title to and obligations under the Assigned Documents.

3. After giving effect to the assignment and assumption contemplated in Section 1 of this Amendment, each of the parties hereto desires that Market Street cease to be a party to the Credit and Security Agreement and each of the other Assigned Documents to which it is a party and to be discharged from its duties and obligations under the Credit and Security Agreement and each of the other Assigned Documents.

4. Concurrently herewith, the parties hereto (other than the Performance Guarantor and Market Street) are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Amendment Fee Letter”).

5. The parties hereto desire to amend the Credit and Security Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. PNC Assignment and Assumption.

(a) Sale and Assignment by Assignor to Assignee. At or before 2:00 pm (New York time) on the date hereof, the Assignee shall pay to the Assignor, in immediately available funds, (i) the amount set forth on Schedule I hereto (such amount, the “Principal Payment”) representing 100.00% of the aggregate outstanding principal amount of the Assignor’s Loans under the Credit and Security Agreement on the date hereof and (ii) the amount set forth on Schedule I hereto representing all accrued but unpaid (whether or not then due) CP Costs, fees and other costs and expenses payable in respect of such Loans to but excluding the date hereof (such amount, the “CP Costs and Other Costs”; together with the Principal Payment, collectively, the “Payoff Amount”). Upon the Assignor’s receipt of the Payoff Amount in its entirety, the Assignor hereby sells, transfers, assigns and delegates to the Assignee, without recourse, representation or warranty except as otherwise provided herein, and the Assignee hereby irrevocably purchases, receives, accepts and assumes from the Assignor, all of the Assignor’s rights under, interest in, title to and all its obligations under the Credit and Security Agreement and the other Assigned Documents. Without limiting the generality of the foregoing, the Assignor hereby assigns to the Assignee all of its right, title and interest in the Collateral.

Payment of each portion of the Payoff Amount shall be made by wire transfer of immediately available funds in accordance with the payment instructions set forth on Schedule II hereto.

(b) Removal of Assignor. From and after the Effective Date (as defined below), the Assignor shall cease to be a party to the Credit and Security Agreement and each of the other Assigned Documents to which it was a party and shall no longer have any rights or obligations under the Credit and Security Agreement or any other Assigned Document (other than such rights which by their express terms survive termination thereof).

(c) Limitation on Liability. Notwithstanding anything to the contrary set forth in this Amendment, the Assignee does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of the Assignor, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Effective Date.

(d) Acknowledgement and Agreement. Each of the parties and signatories hereto (i) hereby acknowledges and agrees to the sale, assignment and assumption set forth in clause (a) above and (ii) expressly waives any notice or other applicable requirements set forth in any Transaction Document as a prerequisite or condition precedent to such sale, assignment and assumption (other than as set forth herein).

SECTION 2. SunTrust Assignment, Assumption and Joinder.

(a) Assignment by Prior SunTrust Co-Agent to New SunTrust Co-Agent and Joinder. Effective as of the Effective Date, the Prior SunTrust Co-Agent hereby transfers, assigns and delegates to the New SunTrust Co-Agent, and the New SunTrust Co-Agent hereby irrevocably, receives, accepts and assumes from the Prior SunTrust Co-Agent, all of the Prior SunTrust Co-Agent’s rights under, interest in, title to and all its duties and obligations under the Credit and Security Agreement and the other Transaction Documents. From and after the date hereof, SunTrust shall be a Co-Agent party to the Credit and Security Agreement, for all purposes of the Credit and Security Agreement and the other Transaction Documents as if SunTrust were an original party to the Credit and Security Agreement in such capacity, and SunTrust assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Co-Agents contained in the Credit and Security Agreement and the other Transaction Documents.

(b) Removal of STRH. From and after the Effective Date, STRH shall cease to be a party to the Credit and Security Agreement and each of the other Transaction Documents to which it was a party and shall no longer have any rights or obligations under the Credit and Security Agreement or any other Transaction Document (other than such rights which by their express terms survive termination thereof).

(c) Acknowledgement and Agreement; Consent to Joinder. Each of the parties and signatories hereto (i) hereby acknowledges and agrees to the assignment, assumption and joinder of SunTrust as a party to the Credit and Security Agreement in the capacity of a Co-Agent set forth in clause (a) above and (ii) expressly waives any notice or other applicable requirements set forth in any Transaction Document as a prerequisite or condition precedent to such assignment, assumption and joinder (other than as set forth herein).

SECTION 3. Joinder of Temecula Valley Hospital Receivables, L.L.C.

(a) Temecula Valley Hospital Receivables, L.L.C. as a Borrower. From and after the date hereof, Temecula Valley Hospital Receivables, L.L.C., a Delaware limited liability company (“Temecula Valley Receivables”) shall be a Borrower party to the Credit and Security Agreement, for all purposes of the Credit and Security Agreement and the other Transaction Documents as if Temecula Valley Receivables were an original party to the Credit and Security Agreement in such capacity, and Temecula Valley Receivables assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Borrowers contained in the Credit and Security Agreement and the other Transaction Documents. For the avoidance of doubt, Temecula Valley Receivables hereby acknowledges and agrees that pursuant to Section 13.1 of the Credit and Security Agreement, it has granted and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of Temecula Valley Receivables’ right, title and interest, whether now owned and existing or hereafter arising in and to the Collateral. Temecula Valley Receivables hereby acknowledges and agrees that it has received copies of the Credit and Security Agreement and each of the other Transaction Documents.

(b) Consent to Joinder. Each of the parties hereto consents to the foregoing joinder of Temecula Valley Receivables to the Credit and Security Agreement in the capacity of a “Borrower” and any otherwise applicable conditions precedent thereto under the Credit and Security Agreement and the other Transaction Documents (other than as set forth herein) are hereby waived.

SECTION 4. Amendments to the Credit and Security Agreement. The Credit and Security Agreement is hereby amended as of the date hereof as follows:

(a) Each reference to the phrase “Market Street’s Lender Group” in the Credit and Security Agreement is replaced with a reference to the phrase “PNC’s Lender Group”.

(b) Section 1.1(a)(ii)(B) of the Credit and Security Agreement is replaced in its entirety with the following:

(B) if such Conduit declines to make any such Loan, the Liquidity Banks in such Lender Group shall make Loans in an aggregate principal amount equal to the related Lender Group’s Percentage of such requested Advance;

provided, however, that each of the parties hereto hereby acknowledges and agrees that (i) from and after the First Amendment Date, the SunTrust Lender Group shall not include a Conduit (unless and until a Conduit shall later join such Lender Group pursuant to the terms hereof) and (ii) from and after the Second Amendment Date, the PNC Lender Group shall not include a Conduit (unless and until a Conduit shall later join such Lender Group pursuant to the terms hereof), and each request by the Collection Agent, on behalf of the Borrowers, of Advances from the Conduits pursuant to Section 1.2 shall be deemed to be a request that the Liquidity Banks in SunTrust’s Lender Group or PNC’s Lender Group, as applicable, make Loans in an aggregate principal amount equal to such Lender Group’s Percentage of such requested Advance.

(c) The following provision is hereby added to the end of Section 1.3 of the Credit and Security Agreement:

Notwithstanding the forgoing, at any time on or after January 1, 2015 or such later date that any Lender is required to comply with any “liquidity coverage ratio” under or in connection with Basel III, the Collection Agent shall not provide any Reduction Notice, if after giving effect thereto, the Aggregate Principal plus the Adjusted LC Participation Amount at such time would be less than an amount equal to the lesser of (a) 50.0% of the Aggregate Commitment at such time and (b) 50% of the Borrowing Base at such time (such amount, the “Threshold”); provided, however, that the Collection Agent may, at its sole discretion, elect to be exempt from the forgoing requirement set forth in this sentence for a single period of thirty (30) continuous days during each calendar year by providing advance written notice thereof to the Administrative Agent and each Co-Agent; provided, further, however, that the Collection Agent hereby covenants and agrees to promptly, but in any event within thirty (30) days following any reduction of the Aggregate Principal below the Threshold pursuant to this Section 1.3 or Section 1.4, to request either an Advance or the issuance of a Letter of Credit such that the Aggregate Principal plus the Adjusted LC Participation Amount at such time would be no less than an amount equal to the lesser of (a) 50.0% of the Aggregate Commitment at such time and (b) 50% of the Borrowing Base at such time; it being understood and agreed that each Advance or issuance of a Letter of Credit under this Agreement are subject to the conditions precedent set forth in Article VI.

(d) The first sentence of Section 11.8(b) of the Credit and Security Agreement is replaced in its entirety with the following:

The Administrative Agent acts, or may in the future act: (i) as a Co-Agent, (ii) as LC Bank and/or as an LC Participant, (iii) as a Liquidity Bank for any Conduit, (iv) as administrative agent for any Conduit, (v) as issuing and paying agent for any Conduit’s Commercial Paper, (vi) to provide credit or liquidity enhancement for the timely payment for any Conduit’s Commercial Paper and (vii) to provide other services from time to time for any Conduit (collectively, the “Administrative Agent Roles”).

(e) The following new defined term and definition thereof is added to Exhibit I to the Credit and Security Agreement in appropriate alphabetical order:

“Second Amendment Date” means October 25, 2013.

(f) The definition of “Co-Agent Account” set forth in Exhibit I to the Credit and Security Agreement is replaced in its entirety with the following:

(i)	for PNC’s Lender Group:

(A)	with respect to the “Amendment Fee” as set forth in the Fee Letter:

PNC Bank, National Association

ABA No: 043 000 096

DDA No: 1-188375

Reference: Cost Center 0087001

Account Name: PNC Capital Markets LLC

Attention: Charlene Wilson

(B)	with respect to all other payments, fees and expenses:

PNC Bank, National Association

ABA No: 043 000 096

AC No: 130760016803

Reference: UHS Receivables Corp.

Account Name: Commercial Loan Department

(ii)	for Victory’s Lender Group:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

ABA No: 026-009-632

AC No: 310-051-428

Acct. Name: VRC

Reference: UHS

(iii)	for SunTrust’s Lender Group:

SunTrust Bank

Atlanta, Georgia

ABA No. 061000104

AC No: 1000022220783

Credit: Agency Services Operating Account

Reference: UHS Receivables

Attention: Doug Weltz

(g) The following new defined term and definition thereof is hereby added to the Credit and Security Agreement in appropriate alphabetical order:

“Basel III” means the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (as amended, supplemented or otherwise modified or replaced from time to time).

(h) The definition of “Conduit” set forth in Exhibit I to the Credit and Security Agreement is replaced in its entirety with the following:

“Conduit” means each commercial paper conduit that is a party to this Agreement, as a lender, or that becomes a party to this Agreement, as a lender pursuant to an Assignment Agreement or otherwise. As of the date hereof, the Conduits are Market Street and Victory. As of the Second Amendment Date, Victory is the only Conduit.

(i) The definition of “Facility Termination Date” set forth in Exhibit I to the Credit and Security Agreement is hereby amended by replacing the date “October 25, 2013” where it appears therein with the date “October 25, 2016”.

(j) The definition of “Lender Group” set forth in Exhibit I to the Credit and Security Agreement is replaced in its entirety with the following:

“Lender Group” means, (A) with respect to any Conduit, (i) such Conduit, (ii) its Liquidity Bank(s), (iii) its Co-Agent and (iv) it’s LC Participant(s), (B) with respect to PNC, PNC as (i) a Liquidity Bank, (ii) a Co-Agent, (iii) an LC Participant, (iv) the LC Bank and (v) the Administrative Agent and (C) with respect to SunTrust, (i) SunTrust as a Liquidity Bank, (ii) STRH as its Co-Agent and (iii) SunTrust as an LC Participant.

(k) Clause (A) of the definition of “LIBO Rate” set forth in Exhibit I to the Credit and Security Agreement is replaced in its entirety with the following:

(A) for any Lender in either the SunTrust Lender Group or the PNC Lender Group, for any day during any Interest Period, the one-month rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) for such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrative Agent from another recognized source for London interbank quotation), in each case, changing when and as such rate changes and

(l) The definition of “Originator” set forth in Exhibit I to the Credit and Security Agreement is hereby amended by (i) deleting “Auburn Regional Medical Center, Inc.,” where it appears therein and (ii) inserting “Temecula Valley Hospital, Inc.,” in appropriate alphabetic order.

(m) Exhibit III to the Credit and Security Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

SECTION 5. Acknowledgments and Agreements. After giving effect to this Amendment, the initial Interest Rate for each outstanding Loan on the date hereof by PNC shall be the LIBO Rate (unless the Default Rate is then applicable).

SECTION 6. Representations and Warranties. Each Borrower, the Collection Agent, the Servicer and the Performance Guarantor hereby represents and warrants to the Lenders, the Co-Agents, the Administrative Agent and the Assignee as follows:

(a) Representations and Warranties. The representations and warranties made by such Person in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Amortization Event. After giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Unmatured Amortization Event has occurred and is continuing.

SECTION 7. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon (a) payment of the “Amendment Fee” (under and as defined in the Amendment Fee Letter) in accordance with the terms of the Amendment Fee Letter, (b) receipt by the Assignor of the Payoff Amount in its entirety in accordance with Section 1 of this Amendment and (c) receipt by the Administrative Agent of each of the items listed on Exhibit B attached hereto, in each case in form and substance acceptable to the Administrative Agent.

SECTION 8. CHOICE OF LAW; CONSENT TO JURISDICTION.

(a) THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(b) EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW

OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

SECTION 9. Effect of Amendment. All provisions of the Credit and Security Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Credit and Security Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Credit and Security Agreement shall be deemed to be references to the Credit and Security Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Credit and Security Agreement other than as set forth herein.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11. Transaction Document. This Amendment shall constitute a Transaction Document for all purposes.

SECTION 12. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Credit and Security Agreement or any provision hereof or thereof.

SECTION 13. Further Assurances. Each of the Borrowers, the Collection Agent, the Servicer and the Performance Guarantor hereby agrees to do all such things and execute all such documents and instruments, at the Borrowers’ sole expense, as the Assignee may reasonably consider necessary or desirable to give full effect to the assignment and assumption set forth in Section 1 of this Amendment.

SECTION 14. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Credit and Security Agreement.

SECTION 15. No Proceedings. Each of the parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Market Street, it will not institute against, or join any other Person in instituting against, Market Street any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. This Section 15 shall survive termination of the Credit and Security Agreement.

SECTION 16. Ratification. After giving effect to this Amendment and each of the other agreements, documents and instruments contemplated in connection herewith, the Performance Undertaking, along with each of the provisions thereof, remains in full force and effect and is hereby ratified and reaffirmed by the Performance Guarantor and each of the other parties hereto.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AIKEN REGIONAL RECEIVABLES, L.L.C.,

DISTRICT HOSPITAL PARTNERS RECEIVABLES, L.L.C.,

FORT DUNCAN MEDICAL RECEIVABLES, L.L.C.,

LANCASTER HOSPITAL RECEIVABLES, L.L.C.,

LAREDO REGIONAL RECEIVABLES, L.L.C.,

MANATEE MEMORIAL RECEIVABLES, L.L.C.,

MCALLEN HOSPITALS RECEIVABLES, L.L.C.,

NORTHWEST TEXAS HEALTHCARE RECEIVABLES, L.L.C.,

SPARKS FAMILY HOSPITAL RECEIVABLES, L.L.C.,

SUMMERLIN HOSPITAL RECEIVABLES, L.L.C.,

TEMECULA VALLEY HOSPITAL RECEIVABLES, L.L.C.,

TEXOMA HEALTHCARE SYSTEM RECEIVABLES, L.L.C.,

UHS OF OKLAHOMA RECEIVABLES, L.L.C.,

UHS-CORONA RECEIVABLES, L.L.C.,

RANCHO SPRINGS RECEIVABLES, L.L.C.,

VALLEY HEALTH SYSTEM RECEIVABLES, L.L.C. AND

WELLINGTON REGIONAL RECEIVABLES, L.L.C.,

AS BORROWERS

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	Treasurer

UHS RECEIVABLES CORP.,
AS COLLECTION AGENT

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	Treasurer

UHS OF DELAWARE, INC.,
AS SERVICER

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	Vice President and Treasurer

UNIVERSAL HEALTH SERVICES, INC.,
AS PERFORMANCE GUARANTOR

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	Vice President and Treasurer

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS LIQUIDITY BANK AND LC PARTICIPANT FOR VICTORY’S LENDER GROUP

By:	/s/ B. McNany
Name:	B. McNany
Title:	Vice-President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS CO-AGENT FOR VICTORY’S LENDER GROUP

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

VICTORY RECEIVABLES CORPORATION, AS A CONDUIT

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., AS PRIOR SUNTRUST CO-AGENT

By:	/s/ Pawan Churiwal
Name:	Pawan Churiwal
Title:	Vice President

SUNTRUST BANK,
AS LIQUIDITY BANK AND LC PARTICIPANT FOR SUNTRUST’S LENDER GROUP AND AS NEW SUNTRUST CO-AGENT

By:	/s/ Michael Peden
Name:	Michael Peden
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
AS LC PARTICIPANT, LIQUIDITY BANK AND AS LC BANK

By:	/s/ Mark S. Falcione
Name:	Mark S. Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
AS CO-AGENT, ADMINISTRATIVE AGENT AND AS ASSIGNEE

By:	/s/ Mark S. Falcione
Name:	Mark S. Falcione
Title:	Executive Vice President

MARKET STREET FUNDING LLC,
AS A CONDUIT AND AS ASSIGNOR

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President